                              SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, DC.  20549

                                         FORM 8-K/A

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                      December 19, 2006

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On December 19, 2006, Hancock Holding Company issued a press release announcing the appointment of Carl J. Chaney and John M. Hairston as Chief Executive Officers of
Hancock Holding Company.  In addition, Mr. Chaney was appointed to serve a two year term on the Company's board of directors, and will be eligible for reelection in 2009.
Mr. Hairston was appointed to serve a three year term on the Company's board of directors, and will be eligible for reelection in 2010.  These appointments are effective December 31, 2006.  With this transition, George A. Schloegel will become chairman of the Hancock Holding Company board, and board chair, Joseph F. Boardman,
Jr., will remain a company director.  Leo W. Seal, Jr. retains his position as president of Hancock Holding Company.  Information regarding Mr. Chaney and Mr. Hairston is contained in the press release attached hereto as Exhibit 99.1.

Item 8.01. Other Events.  On December 19, 2006, Hancock Holding Company issued a press release announcing the appointment of Carl J. Chaney and John M. Hairston as Chief Executive Officers of Hancock Holding Company.  Information regarding
Mr. Chaney and Mr. Hairston is contained in the press release attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated December 19, 2006, headed "Chaney & Hairston
                             named CEOs of Hancock Holding Company, Partnership
                             reinforces 108-year-old legacy of team leadership &
                             internal promotion."

Exhibit 99.1

                                        HANCOCK HOLDING COMPANY

For Immediate Release
December 19, 2006

For More Information
Paul D. Guichet
VP & Investor Relations Manager
228.563.6559

R. Paul Maxwell
VP & Corporate Communications Manager
228.563.7953

============================================================================================================

                          Chaney & Hairston named CEOs of Hancock Holding Company
                                 Partnership reinforces 108-year-old legacy
                                  of team leadership & internal promotion

     GULFPORT, MS (December 19, 2006) - In a strong vote of confidence that affirms a team-oriented succession strategy more than a century in the making, the board of directors of Hancock Holding Company -
parent company of 108-year-old Hancock Bank - today named Chief Financial Officer Carl J. Chaney and Chief
Operations Officer John M. Hairston as chief executive officers of the company.

     With this transition, George A. Schloegel will become chairman of the Hancock Holding Company board, and board chair Joseph F. Boardman, Jr., will remain a company director.  Leo W. Seal, Jr., retains his position as president of Hancock Holding Company.

     The board's decision officially continues the informal management partnership that has existed as
Chaney and Hairston - both affiliated with Hancock for almost 20 years - have administered the company's expansion and operations through a new-millennium era of record growth and opportunity.  Additionally, the
Chaney-Hairston leadership model mirrors the 50-year management relationship between Seal and Schloegel.
During that period, Hancock's assets grew from less than $25 million to more than $6 billion.

     "Carl Chaney and John Hairston have guided Hancock toward extraordinary successes and have consistently proven their exceptional leadership through some of the greatest challenges in the company's history.  As Hancock looks toward the future, we believe 'passing the baton' now to these two highly regarded business and community leaders sustains the core values set forth by Hancock's founders in 1899 - in short, doing the right thing the right way at the right time for shareholders, customers, and associates," said Seal.

                                                  - more -

     Seal joined Hancock in 1947 when the bank's assets were $12 million.  He advanced to bank president in 1963.  Schloegel, who recently celebrated his 50th year with the company, began his Hancock career as a mailroom runner while in high school and rose to become the bank's sixth president in 1990.  Boardman, elected to the board of directors in 1972, became board chairman in 1987.

     "The joint leadership structure streamlines executive management by empowering Chaney and Hairston to exercise independent decision-making consistent with a clearly defined long-range growth plan and a core ideology comprising honor and integrity, strength and stability, commitment to service, teamwork, and personal responsibility," said George A. Schloegel.

     From 1986 to 1998,  Vicksburg  native  Chaney  represented  more than 100  financial  institutions  and served  as  Hancock's  outside  mergers  and  acquisitions  and SEC  counsel.  He joined  Hancock  Bank with extensive  experience in banking,  with an emphasis in bank  regulation,  securities,  SEC  compliance,  and mergers and  acquisitions.  Chaney is a former partner and director of the financial  institutions  group at
Watkins, Ludlam, Winter, & Stennis, P.A.

     "Assuming responsibilities as CEO of Hancock Holding Company - one of the country's strongest, top-performing financial institutions - is, indeed, a great honor.  John and I look forward to working with the board of directors, our fellow management committee members, and Hancock's nearly 2,000 associates to further strengthen the company as a leader in financial services across the Gulf South,"
said Chaney, who was instrumental in forming Hancock Holding Company as Hancock's legal consultant and who subsequently joined the company as CFO in 1998.

     As financial consulting manager for Andersen Consulting (now Accenture), Hairston was the project manager who implemented operating and technology practices across the Hancock franchise in 1992.  He became Hancock's COO in 1994.

     "Carl Chaney and I have served side by side with the Hancock organization for many years and are privileged to continue that partnership as our corporate team facilitates commerce and opportunity throughout the region.  Our leadership styles are complementary and reflect the fundamental values of
Hancock's founders.  It's very humbling to follow the six chief executives before us who envisioned and carefully molded a company anchored in unwavering traditions of excellence," said Hairston.

     A University of Mississippi honors graduate with a banking and finance degree and a juris doctor,
Chaney recently received the Graduate School of Banking at Louisianan State University President's Award
as the outstanding faculty member.  He also earned the Mississippi School of Banking's Distinguished
Faculty Award and has been a longtime instructor at the Alabama School of Banking.  Chaney is a member of the Mississippi State Bar and American Bankers Association and has chaired numerous committees for the
Mississippi and Louisiana Bankers Associations.  He also serves on the Ole Miss banking and finance advisory board.  Chaney recently began a second-term appointment to the Mississippi Bankers Association board of directors.  Named one of South Mississippi's Outstanding
Community Leaders, the Biloxi resident is a past chairman of the Mississippi Gulf Coast Chamber of
Commerce and a graduate of Leadership Gulf Coast.

                                                  - more -

     Hairston was the Hancock senior executive who spearheaded the company's operational recovery immediately after Hurricane Katrina and the restoration of the company's downtown Gulfport headquarters.
A Gulfport native, he graduated magna cum laude from Mississippi State University with a bachelor of science degree in chemical engineering.  As an Andersen consultant, he specialized in operations, technology, earnings performance, and strategic planning for regional and national U.S. based financial institutions.  Governor Haley Barbour appointed Hairston to the Mississippi Information Technology
Services Board in 2004 and to the Mississippi Gaming Commission in 2005.  Additionally, Hairston has been an active board member for Westminster Academy, the Salvation Army, the Lynn Meadows Discovery Center, and
the Mississippi Gulf Coast Historical Society.  He was chosen one of South Mississippi's Top 10 Business
Leaders under 40 in 2003 and is an alumnus of both the Graduate School of Banking at LSU and Leadership
Gulf Coast.  Hairston is board president for Operation Thank You, a foundation that facilitates visits for
World War II veterans to the WWII memorial in Washington D.C.

     Hancock Holding Company is the parent company of Hancock Bank (Mississippi), Hancock Bank of
Louisiana, Hancock Bank of Florida, and Hancock Bank of Alabama (in organization) and has assets of more than $6 billion.  Hancock Bank - the only financial services company headquartered in the Gulf South to rate among the top 20 percent of America's top performing banks - offers comprehensive financial solutions through more than 140 banking and financial services offices and more than 130 automated teller machines across South Mississippi, Louisiana, southern Alabama, and the Florida Panhandle.

     Additional corporate information or on-line banking and bill pay services is available at
www.hancockbank.com.

                                                   - 30 -

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 21, 2006

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations